                                                                  EXHIBIT 23.1

                               CONSENT OF COUNSEL

     The undersigned hereby consents to the reference to the firm of Parsons Behle & Latimer under the caption "Legal Matters" in the seventh amendment to the registration statement on Form S-1 (No. 333-37159) filed with the Securities and Exchange Commission by Iomed, Inc.

                                        /S/ PARSONS BEHLE & LATIMER
                                        --------------------------------
                                        Parsons Behle & Latimer